UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  March 29, 2005


                           AMR CORPORATION
     (Exact name of registrant as specified in its charter)


            Delaware            1-8400               75-1825172
(State of Incorporation) (Commission File Number)  (IRS Employer
                                                 Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas          76155
   (Address of principal executive offices)          (Zip Code)


                           (817) 963-1234
                   (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







Item 8.01 Other Events

AMR Corporation is filing herewith its Eagle Eye communication to
investors.   This document includes (a) actual fuel  price,  unit
cost and capacity and traffic information for January and February and (b) forecasts of unit cost, revenue performance and fuel prices, capacity and traffic estimates, liquidity expectations and other income/expense estimates.







                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  March 29, 2005






AMR EAGLE EYE

                                                   March 29, 2005

     Statements in this report contain various forward-looking statements within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this document the words "expects", "plans," "anticipates," "indicates," "believes," "forecast," "guidance," "outlook" and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, without limitation, the Company's expectations concerning operations and financial conditions, including changes in capacity, revenues, and costs, future financing plans and needs, overall economic conditions, plans and objectives for future operations, and the impact on the Company of its results of operations in recent years and the sufficiency of its financial resources to absorb that impact. Other forward-looking statements include statements which do not relate solely to historical facts, such as, without limitation, statements which discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this report are based on information available to the Company on the date of this report. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. This document includes forecasts of unit cost and revenue performance, fuel prices, capacity and traffic estimates, other income/expense estimates, and statements regarding the Company's liquidity, each of which is a forward-looking statement. Forward-looking statements are subject to a number of factors that could cause the Company's actual results to differ materially from the Company's expectations. The following factors, in addition to other possible factors not listed, could cause the Company's actual results to differ materially from those expressed in forward-looking statements: changes in economic, business and financial conditions; the Company's substantial indebtedness; continued high fuel prices and the availability of fuel; further increases in the price of fuel; the impact of events in Iraq; conflicts in the Middle East or elsewhere; the highly competitive business environment faced by the Company, with increasing competition from low cost carriers and financially distressed carriers; historically low fare levels and fare simplification initiatives (both of which could result in a further deterioration of the revenue environment); the ability of the Company to reduce its costs further without affecting operational performance and service levels; uncertainties with respect to the Company's international operations; changes in the Company's business strategy; actions by U.S. or foreign government agencies; the possible occurrence of additional terrorist attacks; another outbreak of a disease (such as SARS) that affects travel behavior; uncertainties with respect to the Company's relationships with unionized and other employee work groups; the inability of the Company to satisfy existing financial or other covenants in certain of its credit agreements; the availability and terms of future financing; the ability of the Company to reach acceptable agreements with third parties; and increased insurance costs and potential reductions of available insurance coverage. Additional information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to the Company's Annual Report on Form 10-K for the year ended December 31, 2004.

This Eagle Eye provides updated guidance for the first quarter and the full year 2005.

Performance Update

Costs: For the first quarter, AA Mainline and consolidated AMR unit cost guidance is in-line with prior guidance at 10.0 cents and 10.5 cents respectively.

Revenue: First quarter mainline unit revenue is expected to increase between 3.5% to 4.5% year over year. Consolidated first quarter unit revenue is expected to increase between 2.9% to 3.9% year over year.

Liquidity:   We expect to end the first quarter with a  cash  and
short-term investment balance well over $3 billion, including approximately $500 million in restricted cash and short-term investments.




                                  Kathy Bonanno
                                  Director Investor Relations










AMR EAGLE EYE

Fuel Forecast

Fuel Hedge Position:
       1Q05:  Hedged on 15% of consumption at approximately $40/bbl
       WTI Crude

AMR Fuel Price (Including Hedges and Taxes) and Consumption
                                  Actual              Forecast
                                Jan    Feb       Mar    1Q05    2005
    Fuel Price (dollars/gal)    1.36   1.42     1.57   1.45    1.62
    Fuel Consumption (MM gals) 268.9  249.0     274.2   792.1 3,251.1


Unit Cost Forecast (cents)

AMR Consolidated Cost per ASM
                                  Actual              Forecast
                                Jan    Feb       Mar    1Q05    2005
    AMR Cost per ASM           10.31  10.73     10.40   10.47   10.55


American Mainline Operations Cost per ASM
                                  Actual              Forecast
                                Jan    Feb       Mar    1Q05    2005
    AA Cost per ASM            9.81   10.19      9.91    9.96   10.06


Capacity and Traffic Forecast (millions)

AA Mainline Operations
                                  Actual              Forecast
                                Jan    Feb       Mar    1Q05   2005
    ASMs                     14,449 13,330     15,021  42,801 178,440
      Domestic                9,497  8,804      9,921  28,222 116,379
      International           4,952  4,526      5,100  14,579  62,061

      Traffic                10,599  9,628     12,088  32,314 136,211

Regional Affiliate Operations
                                  Actual              Forecast
                                Jan    Feb       Mar    1Q05   2005
       ASMs                     959    920      1,033   2,912  12,606

       Traffic                  581    584        725   1,890   8,646


Below the Line Income/Expenses

       Total Other Income/(Expense) is estimated at ($200) million in the first quarter of 2005